VISTA U. S. TREASURY  INCOME FUND

SUPPLEMENT DATED SEPTEMBER 14, 1997
TO THE PROSPECTUS DATED FEBRUARY 28, 1997

Effective 9/17/97, Patrick Quilty, a Vice President and Senior Fixed Income Portfolio Manager at Chase, is responsible for the management of the Vista
U. S. Treasury Income Fund. Mr. Quilty joined Chase in December 1996. Prior to joining Chase, from 1994 through 1996, Mr. Quilty was a Vice President and Portfolio Manager at ARM Capital Advisers, Inc. where he managed mutual fund and institutional portfolios. From 1991 through 1994, Mr. Quilty was a Portfolio Strategist at Lehman Brothers, Inc. where he analyzed taxable fixed income portfolios.